Subsequent Events	12 Months Ended
Dec. 31, 2013
Subsequent Events [Abstract]
Subsequent Events

NOTE 29 – SUBSEQUENT EVENTS

Unsecured Debt Issuance

On February 19, 2014, CIT issued $1 billion aggregate principal amount of senior unsecured notes due 2019 (the “Notes”) that will bear interest at a per annum rate of 3.875%.

Rail Acquisition

On January 31, 2014, CIT acquired Paris-based Nacco SAS (Nacco), an independent full service railcar lessor in Europe. Leasing assets acquired totaled approximately $650 million, which were acquired with existing secured debt, and include more than 9,500 railcars.

Revolving Credit Facility Amendment

On January 27, 2014, the Revolving Credit Facility was amended to reduce the total commitment amount from $2.0 billion to $1.5 billion and to extend the maturity date of the commitments to January 27, 2017. The total commitment amount now consists of a $1.15 billion revolving loan tranche and a $350 million revolving loan tranche that can also be utilized for issuance of letters of credit.

On the closing date, no amounts were drawn under the Revolving Credit Facility. However, there was approximately $0.1 billion utilized for the issuance of letters of credit.  Any amounts drawn under the facility will be used for general corporate purposes.

The Revolving Credit Agreement is unsecured and is guaranteed by eight of the Company’s domestic operating subsidiaries. The facility was amended to modify the covenant requiring a minimum guarantor asset coverage ratio and the criteria for calculating the ratio. The amended covenant requires a minimum guarantor asset coverage ratio ranging from 1.25 :1.0 to 1.5 :1.0 depending on the Company’s long-term senior unsecured, non-credit enhanced debt rating.

Dividend Declared and Share Repurchase Authorization

On January 21, 2014, the Board of Directors declared a quarterly dividend of $0.10 per share payable on February 28, 2014.  On January 21, 2014, the Board of Directors approved the repurchase of up to $300 million of common stock through December 31, 2014.  In addition, the Board also approved the repurchase of an additional $7 million of common stock, the amount that was unused at the expiration of the Company’s prior share repurchase authorization.